Exhibit 10.8
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
SECTION I. DEFINITIONS
     1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:
     (a) “Affiliate” means:
     (1) Any Subsidiary or Parent;
     (2) An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or
     (3) Any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate”, as determined in the sole discretion of the Company.
     (b) “Award Agreement” means any written agreement, contract, or other instrument or document as may from time to time be designated by the Company as evidencing an Award granted under the Plan.
     (c) “Award Program” means a written program established by the Committee, pursuant to which Awards are granted under the Plan under uniform terms, conditions and restrictions set forth in such written program.
     (d) “Awards” means, collectively, Cash Performance Awards, Incentive Stock Options, Nonqualified Stock Options, Other Stock-Based Awards, and Stock Appreciation Rights.
     (e) “Bank” means Park Sterling Bank, a North Carolina bank, or any successor thereto.
     (f) “Board of Directors” means the board of directors of the Company.
     (g) “Cash Performance Award” means an Award described in Section 3.5 that is settled in cash and does not have a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock.
     (h) “Change in Control” unless otherwise defined by the Committee in the applicable Award Agreement, means and shall be deemed to have occurred upon the occurrence of any one or more of the following events arising after the date a Participant is granted an Award: (i) a “change in the ownership or effective control of a corporation, or (ii) a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Code Section 409A, provided, however, that for purposes of determining an “effective change of control,” “50 percent” shall be used instead of “30 percent” and for purposes of determining a “substantial portion of the assets of a corporation,” “85 percent” shall be used instead of “40 percent.”

Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Bank or the Company before the transaction continue after the transaction to hold, directly or indirectly through a holding company or otherwise, shares of capital stock of the Bank or the Company (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Bank or the Company (or other surviving company), such transaction shall not constitute a Change in Control.
     (i) “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.
     (j) “Committee” means the committee appointed by the Board of Directors to administer the Plan; provided that, if no such committee is appointed, the Board of Directors in its entirety shall constitute the Committee. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more members of the Board of Directors who are “outside directors” as defined in Treas. Reg. § 1.162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act, and if applicable, who satisfy the requirements of the national securities exchange or nationally recognized quotation or market system on which the Stock is then traded. Notwithstanding the foregoing, with respect to Awards granted by an officer or officers of the Company and/or the Chairperson of the Committee pursuant to Section 2.3(b), the “Committee” as used in the Plan shall mean such officer or officers and/or such Chairperson, unless the context would clearly indicate otherwise.
     (k) “Company” means Park Sterling Corporation, a bank holding company incorporated under the laws of the State of North Carolina.
     (l) “Disability” unless otherwise defined by the Committee in the applicable Award Agreement or Award Program, has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.
     (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     (n) “Exercise Price” means the exercise price per share of Stock purchasable under an Option.
     (o) “Fair Market Value” refers to the determination of the value of a share of Stock as of a date, determined as follows:
     (1) if the shares of Stock are actively traded on any national securities exchange or any nationally recognized quotation or market system (including, without limitation NASDAQ), Fair Market Value shall mean the closing price at which Stock shall have been sold on such date (unless the Committee determines otherwise), as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded;
     (2) if the shares of Stock are not actively traded but are reported on any such exchange or system, Fair Market Value shall mean the closing price for the Stock on such date (unless the Committee determines otherwise), as reported by such exchange or system; or
     (3) if the shares of Stock are not actively traded or reported on any exchange or system on such date or on the business day immediately preceding such date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant.
     Notwithstanding the foregoing, for purposes of Paragraph (1), (2), or (3) above, the Committee may use the average price or value as of the indicated date or for a period certain ending on the indicated date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value of the Stock; provided, however, that for purposes of granting Nonqualified Stock Options or Stock Appreciation Rights, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 422.
     (p) “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code.
     (q) “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.
     (r) “Option” means a Nonqualified Stock Option or an Incentive Stock Option.
     (s) “Other Stock-Based Award” means an Award described in Section 3.4 that has a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock and may be settled in cash or in Stock. Other Stock-Based Awards may include, but not be limited to, grants of Stock, grants of rights to receive Stock in the future, or dividend equivalent rights.
     (t) “Over 10% Owner” means an individual who at the time an Incentive Stock Option to such individual is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).
     (u) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations and rulings thereunder.

     (v) “Participant” means an individual who receives an Award hereunder.
     (w) “Performance Goals” means performance goals intended by the Committee to constitute objective goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in combination, and measured either quarterly, annually or cumulatively over a period of quarters or years, on an absolute basis or relative to a pre-established target, to previous quarters’ or years’ results or to a designated comparison group, in each case as specified by the Committee in the Award, including, but not limited to, the following:
(i)	earnings per share;

(ii)	book value per share;

(iii)	operating cash flow;

(iv)	free cash flow:

(v)	cash flow return on investments;

(vi)	cash available;

(vii)	net income (before or after taxes);

(viii)	revenue or revenue growth;

(ix)	total shareholder return;

(x)	return on invested capital;

(xi)	return on shareholder equity;

(xii)	return on assets;

(xiii)	return on common book equity;

(xiv)	market share;

(xv)	economic value added;

(xvi)	operating margin;

(xvii)	profit margin;

(xviii)	stock price;

(xix)	operating income;

(xx)	EBIT or EBITDA;

(xxi)	expenses or operating expenses;

(xxii)	productivity of employees as measured by revenues, costs, or earnings per employee;

(xxiii)	working capital;

(xxiv)	improvements in capital structure;

(xxv)	cost reduction goals;

(xxvi)	level of loan loss reserve; or

(xxvii)	any combination of the foregoing.
The Committee may appropriately adjust any evaluation of performance under a Performance Goal to remove the effect of equity compensation expense under Financial Accounting Standards No. 123R; amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; and any items that are extraordinary, unusual in nature, non-recurring or infrequent in occurrence, except where such action would result in the loss of the otherwise available exemption of the Award under Code Section 162(m), if applicable.
     (x) “Performance Period” means, with respect to an Award, a period of time within which the Performance Goals relating to such Award are to be measured. The Performance Period will be established by the Committee at the time the Award is granted.
     (y) “Plan” means the Park Sterling Corporation 2010 Long-Term Incentive Plan.
     (z) “Separation from Service” shall mean a termination of a Participant’s employment or other service relationship with the Company, subject to the following requirements:
     (1) in the case of a Participant who is an employee of the Company, a termination of the Participant’s employment where either (i) the Participant has ceased to perform any services for the Company and all affiliated companies that, together with the Company, constitute the “service recipient” within the meaning of Code Section 409A (collectively, the “Service Recipient”) or (ii) the level of bona fide services the Participant performs for the Service Recipient after a given date (whether as an employee or as an independent contractor) permanently decreases (excluding a decrease as a result of military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Service Recipient under an applicable statute or by contract) to no more than twenty percent (20%) of the average level of bona fide services performed for the Service Recipient (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of service if the Participant has been providing services to the Service Recipient for less than 36 months); or

     (2) in the case of a Participant who is an independent contractor engaged by the Service Recipient, a termination of the Participant’s service relationship with the Service Recipient where (i) the contract (or in the case of more than one contract, all contracts) under which services are performed for the Service Recipient expires, if the expiration constitutes a good-faith and complete termination of the contractual relationship; or (ii) with respect to amounts payable to the Participant under an Award upon the termination of the independent contractor’s relationship with the Service Recipient, no amount will be paid to the Participant before a date that is at least twelve (12) months after the day on which the contract expires under which the Participant performs services for the Service Recipient (or, in the case of more than one contract, all such contracts expire) and no amount payable to the Participant on that date will is actually paid to the Participant if, after the expiration of the contract (or contracts) and before that date, the Participant performs services for the Service Recipient as an independent contractor or an employee; or
     (3) in any case, as may otherwise be permitted under Code Section 409A.
     (aa) “Stock” means the Company’s common stock, $1.00 par value per share.
     (bb) “Stock Appreciation Right” means a stock appreciation right described in Section 3.3.
     (cc) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations or rulings thereunder.
     (dd) “Termination of Employment” means the termination of the employment relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment as it affects an Award, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.
SECTION 2 THE LONG-TERM INCENTIVE PLAN
     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to certain officers, employees, directors, consultants, and other service providers of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining officers, employees, directors, consultants, and other service providers.

     2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, One Million Sixteen Thousand Four Hundred (1,016,400) shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise, settlement, or payment pursuant to Awards, all or any of which may be pursuant to any one or more Award, including without limitation, Incentive Stock Options. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. For purposes of determining the number of shares of Stock issued upon the exercise, settlement or grant of an Award under this Section, any shares of Stock withheld to satisfy tax withholding obligations or the Exercise Price shall be considered issued under the Plan.
     2.3 Administration of the Plan.
     (a) The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, employees, directors, consultants, and other service providers of the Company or its Affiliates to whom Awards will be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements and Award Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.
     (b) Notwithstanding any other provision of this Plan, the Board of Directors may by resolution authorize one or more officers of the Company and/or the Chairman of the Committee to do one or both of the following: (1) designate individuals (other than officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act) to receive Awards under the Plan, and (2) determine the number of shares of Stock subject to such Awards; provided however, that the resolution shall specify the total number of shares of Stock that may be granted subject to such Awards.
     2.4 Eligibility and Limits. Awards may be granted only to officers, employees, directors, consultants, and other service providers of the Company or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s). To the extent required under Section 162(m) of the Code and the regulations thereunder, as applicable, for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which (a) Options, (b) Stock Appreciation Rights, or (c) other Stock-Based Awards, to the extent they are granted with the intent that they qualify as qualified performance-based compensation under Section 162(m) of the Code, may be granted during any calendar year to any employee may not exceed One Hundred Seventy-Five Thousand (175,000), and the maximum aggregate dollar amount that may be paid in any calendar year to any employee with respect to Cash Performance Awards may not exceed Seven Hundred and Fifty Thousand Dollars ($750,000). If, after grant, an Option or Stock Appreciation Right is cancelled, the shares subject to the cancelled Award shall continue to be counted against the maximum number of shares for which Options and Stock Appreciation Rights may be granted to an employee as described in this Section 2.4. In addition, if the Exercise Price of an Option or strike price of a Stock Appreciation Right is reduced, the transaction shall be treated as a cancellation in accordance with the immediately preceding sentence.
SECTION 3 TERMS OF AWARDS
     3.1 Terms and Conditions of All Awards.
     (a) The number of shares of Stock as to which an Award may be granted or the amount of an Award will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits in Section 2.4.
     (b) Each Award will either be evidenced by an Award Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award, or be made subject to the terms of an Award Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award. Each Award Agreement or Award Program is subject to the terms of the Plan and any provisions contained in the Award Agreement or Award Program that are inconsistent with the Plan are null and void. Performance Goals, if any, shall be established before twenty-five percent (25%) of the Performance Period has elapsed, but in no event later than within ninety (90) days after the first day of a Performance Period. At the time any Performance Goals are established, the outcome as to whether the Performance Goals will be met must be substantially uncertain. If any Performance Goals are established as a condition to vesting or settlement of an Award and such Performance Goal is not based solely on the increase in the Fair Market Value of the Stock, the Committee shall certify in writing that the applicable Performance Goals were in fact satisfied before such Award is vested or settled, as applicable. Each Award Agreement or Award Program is subject to the terms of the Plan and any provisions contained in the Award Agreement or Award Program that are inconsistent with the Plan are null and void. To the extent an Award is subject to Performance Goals with the intent that the Award constitute performance-based compensation under Code Section 162(m), the Committee shall comply with all applicable requirements under Code Section 162(m) and the rules and regulations promulgated thereunder in granting, modifying, and settling such Award. The Committee may, but is not required to, structure any Award so as to qualify as performance-based compensation under Code Section 162(m).
     (c) The date as of which an Award is granted will be the date on which the Committee has approved the terms and conditions of the Award and has determined the recipient of the Award and the number of shares, if any, covered by the Award, and has taken all such other actions necessary to complete the grant of the Award or such later date as may be specified in the approval of such Award.
     (d) Any Award may be granted in connection with all or any portion of a previously or contemporaneously granted Award. Exercise or vesting of an Award granted in connection with another Award may result in a pro rata surrender or cancellation of any related Award, as specified in the applicable Award Agreement or Award Program.
     (e) Awards are not transferable or assignable except by will or by the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death, and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed within ninety (90) days of the Participant’s death, by the person(s) taking under the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death; except to the extent that the Committee may provide otherwise as to any Awards other than Incentive Stock Options.
     (f) After the date of grant of an Award, the Committee may, in its sole discretion, modify the terms and conditions of an Award, except to the extent that such modification would be inconsistent with other provisions of the Plan or would adversely affect the rights of a Participant under the Award (except as otherwise permitted under the Plan or Award) or would be inconsistent with other provisions of the Plan.
     3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by an Award Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.
     (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the Exercise Price must be as set forth in the applicable Award Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than one hundred and ten percent (110%) of the Fair Market Value on the date the Option is granted.
     (b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option shall be as specified in the applicable Award Agreement.
     (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Award Agreement or by amendment thereto, including, but not limited to, cash, cash equivalents, or, if the Award Agreement provides, but in any case subject to such procedures or restrictions as the Committee may impose:
     (1) by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;
     (2) in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended; or
     (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.
Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.
     (d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may modify the terms of an Option to the extent not prohibited by the terms of the Plan, including, without limitation, accelerating the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Award Agreement to the contrary.
     (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), a Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.
     (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.
     (g) No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other option held by a Participant.
     (h) No Repricing. Except as provided in Section 5.2, without the approval of the Company’s stockholders the Exercise Price of an Option may not be reduced, directly or indirectly, after the grant of the Option, including any surrender of the Option in consideration of, or in exchange for: (1) the grant of a new Option having an Exercise Price below that of the Option that was surrendered; (2) Stock; (3) cash; or (4) any other Award.
     3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by an Award Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (i) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (ii) a specified or determinable price, which may not be less than the Fair Market Value on the date of grant. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled.
     (a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant, at the discretion of the Committee, the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.
     (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.
     (c) No Repricing. Except as provided in Section 5.2, without the approval of the Company’s stockholders the price of a Stock Appreciation Right may not be reduced, directly or indirectly, after the grant of the Stock Appreciation Right, including any surrender of the Stock Appreciation Right in consideration of, or in exchange for: (1) the grant of a new Stock Appreciation Right having a price below that of the Stock Appreciation Right that was surrendered; (2) Stock; (3) cash, or (4) any other Award.
     3.4 Terms and Conditions of Other Stock-Based Awards. An Other Stock-Based Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) the value of a specified or determinable number of shares of Stock granted by the Committee, (ii) a percentage or multiple of the value of a specified number of shares of Stock determined by the Committee or (iii) dividend equivalents on a specified, or a determinable number, or a percentage or multiple of a specified number, of shares of Stock determined by the Committee. At the time of the grant, the Committee must determine the specified number of shares of Stock or the percentage or multiple of the specified number of shares of Stock, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the

Other Stock-Based Award. The Committee may provide for an alternate percentage or multiple under certain specified conditions.
     (a) Payment. Payment in respect of Other Stock-Based Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Award Agreement or Award Program or, in the absence of such provision, as the Committee may determine.
     (b) Conditions to Payment. Each Other Stock-Based Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of an Other Stock-Based Award, the Committee, at any time before complete termination of such Other Stock-Based Award, may accelerate the time or times at which such Other Stock-Based Award may be paid in whole or in part.
     3.5 Terms and Conditions of Cash Performance Awards. A Cash Performance Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee, or (ii) a percentage or multiple of a specified amount determined by the Committee. At the time of the grant, the Committee must determine the base value of each unit; the number of units subject to a Cash Performance Award, the specified amount and the percentage or multiple of the specified amount, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the Cash Performance Award. The Committee may provide for an alternate base value for each unit or an alternate percentage or multiple under certain specified conditions.
     (a) Payment. Payment in respect of Cash Performance Awards shall be made by the Company in cash.
     (b) Conditions to Payment. Each Cash Performance Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of a Cash Performance Award, the Committee, at any time before complete termination of such Cash Performance Award, may accelerate the time or times at which such Cash Performance Award may be paid in whole or in part.
     3.6 Treatment of Awards on Termination of Service. Except as otherwise provided by Section 3.2(e), any Award under this Plan to a Participant who has experienced a Termination of Employment, Separation from Service, or termination of some other service relationship with the Company and its Affiliates may be cancelled, accelerated, paid or continued, as provided in the applicable Award Agreement or Award Program, or, as the Committee may otherwise subsequently determine to the extent not prohibited by the Plan. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment, Separation from Service or termination of some other service relationship or such other factors as the Committee determines are relevant to its decision to continue the Award.

SECTION 4 RESTRICTIONS ON STOCK
     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Award Agreement or Award Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Award Agreement or Award Program providing for transfer of shares of Stock to the Custodian may require a Participant to complete an irrevocable stock power appointing the Custodian or the Custodian’s designee as the attorney-in-fact for the Participant for the term specified in the applicable Award Agreement or Award Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Award Agreement or Award Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Award Agreement or Award Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must, as provided in the applicable Award Agreement or Award Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Award Agreement or Award Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.
     4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Award Agreement or Award Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Award Agreement or Award Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Award Agreement or Award Program, and the shares so transferred will continue to be bound by the Plan and the applicable Award Agreement or Award Program.
SECTION 5 GENERAL PROVISIONS
     5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Award. A Participant may satisfy the withholding obligation in cash, cash equivalents, or if and to the extent the applicable Award Agreement, Award Program, or Committee procedure so provides, a Participant may elect to have the number of shares of Stock the Participant is to receive reduced by, or tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock, is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of an Award.
     5.2 Changes in Capitalization; Merger; Liquidation.
     (a) The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Other Stock-Based Awards; the number of shares of Stock reserved for issuance upon the exercise, settlement, vesting, grant or payment, as applicable, of each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award (if any); the Exercise Price of each outstanding Option, the threshold price of each outstanding Stock Appreciation Right, and the specified number of shares of Stock to which each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award pertains shall be proportionately adjusted for any nonreciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Stock underlying an Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).
     (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other change in capital structure of the Company, tender offer for shares of Stock, or a Change in Control, that in each case does not constitute an Equity Restructuring, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new Awards, the assumption of awards not originally granted under the Plan, or the adjustment of outstanding Awards, the acceleration of Awards, the removal of restrictions on outstanding Awards, or the termination of outstanding Awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the Awards, all as may be provided in the applicable Award Agreement or Award Program or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award, but except as set forth in this Section may not otherwise diminish the then value of the Award.
     (c) Notwithstanding any other provision of this Plan to the contrary, in taking any action pursuant to Subsection (a) or (b) with respect to a Nonqualified Stock Option or a Stock Appreciation Right, the Committee shall consider any provisions of Code Section 409A and the regulations thereunder that are required to be followed as a condition of the Nonqualified Stock Option and the Stock Appreciation Right not being treated as the grant of a new Option or Stock Appreciation Right or a change in the form of payment. Any adjustment described in the preceding sentence may include a substitution in whole or in part of other equity securities of the issuer in lieu of the shares of Stock that are subject to the Award.
     (d) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.
     5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of an Award the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Award or the exercise of rights thereunder.
     5.4 Compliance with Code.
     (a) Code Section 422. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.
     (b) Code Section 409A. Except to the extent provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Code Section 409A. If the Committee determines that an Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Code Section 409A, then unless the Committee provides otherwise, such Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan, Award Agreement, and / or Award Program will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.
     5.5 Compliance with Banking Regulations. The Plan and all Awards granted pursuant to the Plan are subject to and shall be administered in accordance with all applicable federal and state banking regulations and limitations. If any provision in the Plan or any Award granted pursuant to the Plan is contrary to applicable federal and state banking regulations and limitations, such banking regulations and limitations shall govern and any and all contravening provisions of the Plan and / or Award shall be deemed void to the extent necessary to resolve the conflict.
     5.6 Right to Terminate Employment or Service. Nothing in the Plan or in any Award Agreement confers upon any Participant the right to continue as an officer, employee, director, consultant, or other service provider of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant’s employment or services at any time.
     5.7 Non-Alienation of Benefits. Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.
     5.8 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.
     5.9 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Award so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.
     5.10 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award may adversely affect the rights of the Participant under such Award. The Board of Directors shall consider that to preserve the Plan’s ability to grant Incentive Stock Options, stockholder approval is required for any amendment to the Plan that increases the number of shares of Stock available for the grant of Incentive Stock Options under the Plan or changes the class of employees eligible to receive Incentive Stock Options, or if the Plan is assumed in connection with a corporate transaction which results in a change in either the granting corporation or the stock available for purchase or grant under the Plan; provided, however, in the case of a consolidation or similar transaction, if the Plan is fully described in the agreement or other document reflecting the transaction and the transaction is approved by shareholders, no further stockholder approval of the Plan shall be required.
     5.11 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Award granted hereunder will be void.
     5.12 Choice of Law. The laws of the State of North Carolina shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.
     5.13 Effective Date of Plan. The Plan shall become effective as of the date the Plan was approved by the Board of Directors, regardless of the date the Plan is signed.

NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     THIS NONQUALIFIED STOCK OPTION AWARD is made as of the Grant Date by and between PARK STERLING CORPORATION (the “Company”), a bank holding company organized under the laws of the State of North Carolina; and ________________________ (the “Optionee”).
     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference and further subject to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.
A.	Grant Date: ________________.

B.	Type of Option: Nonqualified Stock Option.

C.	Plan under which granted: Park Sterling Corporation 2010 Long-Term Incentive Plan.

D.	Option Shares: All or any part of ___________ shares of the Company’s non-voting common stock, $____ par value per share (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) the earliest of (i) immediately upon the Optionee’s involuntary Termination of Employment for Cause, (ii) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for reasons other than for Cause or due to death or Disability, or (iii) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death or Disability. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option may be exercised only to the extent of Vested Option Shares (as defined in Schedule 1). Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of Optionee’s Termination of Employment shall be forfeited to the Company.
     IN WITNESS WHEREOF, the parties have signed this Award as of the Grant Date set forth above.

PARK STERLING CORPORATION:	OPTIONEE:

By:

Title:

TERMS AND CONDITIONS
TO THE
NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     1. Exercise of Option. Subject to the provisions provided in the Award, these accompanying Terms and Conditions and the provisions of the Plan, the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by:
     (a) the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option, unless prior notice is waived by the Committee;
     (b) payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the “Purchase Price”), as provided in Section 3; and
     (c) satisfaction of the withholding tax obligations under Section 2.
     (d) Notwithstanding any other provision of this Award, in the event that the capital of Park Sterling Bank (the “Bank”) falls below the minimum requirements determined by the primary federal regulator of the Bank (the “Regulator”), the Regulator may direct the Bank to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Bank will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Bank in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Bank’s direction within twenty-one (21) days of the Bank’s notification to the Optionee, the Committee may provide for the cancellation of the Option.
Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, withholding taxes, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased. Notwithstanding the foregoing, in the event the Optionee is given notice of Termination of Employment for Cause, the Optionee’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Optionee cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment or services agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date of the Optionee’s Termination of Employment.
     2. Withholding. The Optionee must satisfy applicable federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (a) in cash; (b) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (a “Withholding Election”) to (i) tender shares of Common Stock owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation; or (ii) have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (c) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

     (i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and
     (ii) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.
     3. Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made:
     (a) in cash or certified or bank cashier’s check;
     (b) at the discretion of the Committee, by electing to have the number of shares of Common Stock to be issued upon exercise reduced by the number of shares of Common Stock having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or check equal to the Purchase Price; in such case, the Optionee will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any cash or check payment actually paid by the Optionee) over the portion of the Purchase Price attributable to the shares withheld, which amount shall be used to pay the Purchase Price, in exchange for cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the Purchase Price; or
     (c) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Vested Option Shares with respect to which the Option is exercised; or
     (d) in any combination of the foregoing.
     4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.
     5. Restriction on Transfer of Option.
     (a) General Restrictions. The Optionee (and any subsequent holder of the Option) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in the Option except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of the Option in violation of any provision of this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of the Option as the owner or pledgee of the Option for any purpose.

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     (b) Certain Permitted Transfers of Options. The restrictions contained in this Section will not apply with respect to transfers of the Option pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section will continue to be applicable to the Option after any such transfer; and provided further that the transferee(s) of the Option must agree in writing to be bound by the provisions of this Award.
     6. Changes in Capitalization.
     (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that cause the per share value of the shares of Common Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).
     (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, that in each case is not an “Equity Restructuring,” the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Optionee in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Vested Option Shares. Any determination made by the Committee pursuant to this Subsection (b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.
     (c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.
     7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration

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statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.
     8. Lock-up Agreement. The Optionee hereby agrees that Optionee will not, directly or indirectly, sell, offer, contract to sell, grant of options for the purchase of, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise dispose of any Option Shares during the thirty (30) days prior to and the one hundred eighty (180) days (or any shorter period permitted by the managing underwriter) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company; provided, all similarly situated shareholders become subject to the same restrictions. The Optionee hereby agrees to execute and deliver any additional document or acknowledgement reflecting the foregoing provisions or containing similar restrictions as may be requested by the Company or its managing underwriters in connection with the initial public offering of Common Stock. The Company may place a legend on any stock certificates representing Option Shares and may impose stop-transfer instructions with respect to the Option Shares in order to enforce the foregoing restrictions.
     9. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificate legends intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan, and the Optionee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legends. Such legends may include the following:
transfer is restricted
The shares evidenced by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and as such may only be sold or otherwise transferred: (1) pursuant to registration or an exemption from registration under the Securities Act, including but not limited to Rule 144 thereunder, and the securities laws of any applicable state or other jurisdiction; or (2) if, in the opinion of counsel, in form and substance satisfactory to the issuer, such transfer is exempt from registration or is otherwise in compliance with applicable federal and state securities laws.
The securities evidenced by this certificate are subject to restrictions on transfer which also apply to the transferee as set forth in a Nonqualified Stock Option Award, dated _____________, 2010, a copy of which is available from the Company.
     10. Governing Laws. This Award and these Terms and Conditions shall be construed, administered and enforced according to the laws of the State of North Carolina; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.
     11. Successors. This Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.
     12. Notice. Except as otherwise specified herein, all notices and other communications required or permitted under this Award shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices

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hereunder may be delivered by hand, facsimile transmission or overnight courier, in which event the notice shall be deemed effective when delivered or transmitted. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses: to the Company (attention of the Secretary), at 1043 E. Morehead Street, Suite 201, Charlotte, NC 28204, or at any other address as the Company, by notice to Optionee, may designate in writing from time to time; and to Optionee, at Optionee’s address as shown on the records of the Company, or at any other address as Optionee, by notice to the Company, may designate in writing from time to time.
     13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.
     14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option. Optionee acknowledges that the grant of this Option discharges the obligations of the Bank for the initial option grant contemplated by Schedule A of that certain Employment Agreement by and between the Bank and the Optionee, dated _______________, 2010.
     15. Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.
     16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.
     17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.
     18. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Affiliate.
     19. Option Subject to Shareholder Approval. The grant of this Option is subject to shareholder approval of the Plan within twelve (12) months following the adoption of the Plan by the Board of Directors and if such approval is not timely obtained, the grant of this Option shall become null and void and the Optionee shall have no recourse against the Company as a result of such occurrence.
     20. Definitions. For purposes of this Award, the following terms shall have the meanings ascribed to them below:
     (a) For purposes of this Award, the term “Cause” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means:

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     (i) any act by the Optionee of fraud against, material misappropriation from, or material dishonesty to either the Company or any Affiliate;
     (ii) conviction of the Optionee of a crime involving breach of trust or moral turpitude or any felony;
     (iii) conduct by the Optionee that amounts to willful misconduct, gross and willful insubordination, gross neglect or inattention to or material failure to perform the Optionee’s duties and responsibilities in the manner and to the extent required by his position(s) with the Company or any Affiliate, including prolonged absences; provided that the nature of such conduct shall be set forth with reasonable particularity in a written notice to the Optionee who shall have ten (10) days following delivery of such notice to cure such alleged conduct, provided that such conduct is, in the reasonable discretion of the Company, susceptible to a cure;
     (iv) exhibition by the Optionee of a standard of behavior within the scope of or related to his employment that is materially disruptive to the orderly conduct of the business operations of the Company or any Affiliate (including, without limitation, substance abuse, sexual harassment or sexual misconduct) in the reasonable opinion of the Company;
     (v) receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or any Affiliate intends to institute any form of formal or informal regulatory action against the Optionee; or
     (vi) the Optionee’s removal and/or permanent prohibition from participating in the conduct of the affairs of the Company or any Affiliate by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)).
     (b) For purposes of this Award, the term “Good Reason” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Good Reason” means:
     (i) a material reduction of the Optionee’s annual base salary from its then current rate without the Optionee’s consent, other than a reduction that also is applied to substantially all other executive officers of the Company or Affiliate if Optionee’s reduction is substantially proportionate to, or no greater than, the reduction applied to substantially all other executive officers; or
     (ii) a material diminution in the authority, responsibilities or duties of the Optionee hereunder without the Optionee’s consent;
provided, however, that for a Termination of Employment by the Optionee to be for Good Reason, the Optionee must notify the Company or, if applicable, Affiliate in writing of the event giving rise to Good Reason within thirty (30) days following the occurrence of the event (or, if later, thirty (30) days following the Optionee’s knowledge of occurrence of the event), the event must remain uncured after the expiration of sixty (60) days following the delivery of written notice of such event to the Company (or Affiliate) by the Optionee, and the Optionee must resign effective no later than sixty (60) days following the Company’s (or Affiliate’s) failure to cure the

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event and must give at least thirty (30) days advance written notice prior to the Optionee’s effective date of resignation.
     (c) Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.
#6070271 v1

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EXHIBIT 1
NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
PARK STERLING CORPORATION

Name

Address

Date
Park Sterling Corporation
1043 E. Morehead Street, Suite 201
Charlotte, NC 28204
Attn: Corporate Secretary
Re:     Exercise of Nonqualified Stock Option
Gentlemen:
     Subject to acceptance hereof by Park Sterling Corporation (the “Company”) and pursuant to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Nonqualified Stock Option Award (the “Award”) dated as of _____________, 2010. The purchase shall take place as of __________, 20___ (the “Exercise Date”).
On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified (or bank cashier’s) check for $___________ for the full purchase price payable to the order of Park Sterling Corporation.

☐	by having a number of Option Shares withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price; I understand that as a result of this election, I will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any payment I make by check) over the portion of the purchase price attributable to the shares withheld, which amount shall be used to pay the purchase price, in exchange for a cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the purchase price;

☐	by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price. Note: This choice is available only if and when the Common Stock becomes traded by brokers; or

☐	by delivery of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock

Exhibit 1 — Page 1 of 3

represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.
     The required federal, state, and local income tax withholding obligations on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.
     I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.
     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.
     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:
The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;
I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;
The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;
I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;
I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;
The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

Exhibit 1 — Page 2 of 3

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;
I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;
I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;
I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and
The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.
     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

PARK STERLING CORPORATION

By:	Date:

Title:

Number of Shares Exercised:	Number of Shares Remaining:

Exhibit 1 — Page 3 of 3

EXHIBIT 2
NOTICE OF WITHHOLDING ELECTION
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN

TO:	Park Sterling Corporation

FROM:

RE:	Withholding Election
This election relates to the Option identified in Paragraph 3 below. I hereby certify that:
(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).
☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.
(3)	The Option to which this election relates was issued under the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”) in the name of ________________ for the purchase of a total of _______________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:
☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock owned by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.
The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

Exhibit 2 — Page 1 of 2

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2 — Page 2 of 2

SCHEDULE 1
VESTING SCHEDULE
NONQUALIFIED STOCK OPTION AWARD
ISSUED PURSUANT TO THE
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
A.	“Vested Option Shares” means only that percentage of the number of Option Shares subject to the Option as to which the Option becomes exercisable if the Optionee continues, at all times, as an officer or employee of the Company or any Affiliate from the Grant Date to the applicable anniversary of the Grant Date below.

Percentage of Option Shares
Vesting Date	which are Vested Option Shares
Prior to the first anniversary of the Grant Date	0%
First anniversary of the Grant Date	33 1/3%
Second anniversary of the Grant Date	66 2/3%
Third anniversary of the Grant Date	100%
B.	The Optionee shall continue to have the opportunity to vest in Option Shares so long as the Optionee remains in the continuous service of the Company and its Affiliates without incurring a Termination of Employment. Notwithstanding the requirements of the Vesting Schedule, the continuous service condition will be deemed satisfied as to all of the Option Shares if the Optionee provides continuous services to the Company and/or any Affiliate following the Grant Date through the date of any of the earlier events listed below:
     (a) in the event of the Optionee’s involuntary Termination of Employment without Cause; or
     (b) in the event of the Optionee’s Termination of Employment due to a resignation for Good Reason.
The Option Shares which have satisfied (or are deemed to have satisfied) the conditions of the Vesting Schedule are herein referred to as the “Vested Option Shares.” Any portion of the Option Shares which have not become Vested Option Shares in accordance with this Vesting Schedule before or at the time of Optionee’s Termination of Employment shall be forfeited. There will be no proration of the Vesting Schedule for partial years of service.

Schedule 1 — Page 1 of 1

INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     THIS INCENTIVE STOCK OPTION AWARD is made as of the Grant Date by and between PARK STERLING CORPORATION (the “Company”), a bank holding company organized under the laws of the State of North Carolina; and ________________________ (the “Optionee”).
     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference and further subject to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the “Option”), as described below, to purchase the Option Shares.
A.	Grant Date: ________________.

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Park Sterling Corporation 2010 Long-Term Incentive Plan.

D.	Option Shares: All or any part of ___________ shares of the Company’s non-voting common stock, $____ par value per share (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); or (b) the earliest of (i) immediately upon the Optionee’s involuntary Termination of Employment for Cause, (ii) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for reasons other than for Cause or due to death or Disability, or (iii) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death or Disability. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option may be exercised only to the extent of Vested Option Shares (as defined in Schedule 1). Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of Optionee’s Termination of Employment shall be forfeited to the Company.

     IN WITNESS WHEREOF, the parties have signed this Award as of the Grant Date set forth above.

PARK STERLING CORPORATION:	OPTIONEE:

By:

Title:

2

TERMS AND CONDITIONS
TO THE
INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     1. Exercise of Option. Subject to the provisions provided in the Award, these accompanying Terms and Conditions and the provisions of the Plan, the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by:
     (a) the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option, unless prior notice is waived by the Committee;
     (b) payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the “Purchase Price”), as provided in Section 3; and
     (c) satisfaction of the withholding tax obligations under Section 2, if applicable.
     (d) Notwithstanding any other provision of this Award, in the event that the capital of Park Sterling Bank (the “Bank”) falls below the minimum requirements determined by the primary federal regulator of the Bank (the “Regulator”), the Regulator may direct the Bank to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Bank will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Bank in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Bank’s direction within twenty-one (21) days of the Bank’s notification to the Optionee, the Committee may provide for the cancellation of the Option.
Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, withholding taxes, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased. Notwithstanding the foregoing, in the event the Optionee is given notice of Termination of Employment for Cause, the Optionee’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Optionee cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment or services agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date of the Optionee’s Termination of Employment.
     2. Withholding. To the extent the Option is deemed to be a Nonqualified Stock Option in accordance with Section 19 hereof, the Optionee must satisfy applicable federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (a) in cash; (b) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (a “Withholding Election”) to (i) tender shares of Common Stock owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation; or (ii) have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (c) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

     (i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and
     (ii) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.
     3. Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made:
     (a) in cash or certified or bank cashier’s check;
     (b) at the discretion of the Committee, by electing to have the number of shares of Common Stock to be issued upon exercise reduced by the number of shares of Common Stock having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or check equal to the Purchase Price; in such case, the Optionee will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any cash or check payment actually paid by the Optionee) over the portion of the Purchase Price attributable to the shares withheld, which amount shall be used to pay the Purchase Price, in exchange for cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the Purchase Price; or
     (c) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Vested Option Shares with respect to which the Option is exercised; or
     (d) in any combination of the foregoing.
     4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.
     5. Restriction on Transfer of Option.
     (a) General Restrictions. The Optionee (and any subsequent holder of the Option) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in the Option except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of the Option in violation of any provision of this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of the Option as the owner or pledgee of the Option for any purpose.

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     (b) Certain Permitted Transfers of Options. The restrictions contained in this Section will not apply with respect to transfers of the Option pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section will continue to be applicable to the Option after any such transfer; and provided further that the transferee(s) of the Option must agree in writing to be bound by the provisions of this Award.
     6. Changes in Capitalization.
     (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that cause the per share value of the shares of Common Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).
     (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, that in each case is not an “Equity Restructuring,” the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Optionee in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Vested Option Shares. Any determination made by the Committee pursuant to this Subsection (b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.
     (c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.
     7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration

3

statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.
     8. Lock-up Agreement. The Optionee hereby agrees that Optionee will not, directly or indirectly, sell, offer, contract to sell, grant of options for the purchase of, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise dispose of any Option Shares during the thirty (30) days prior to and the one hundred eighty (180) days (or any shorter period permitted by the managing underwriter) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company; provided, all similarly situated shareholders become subject to the same restrictions. The Optionee hereby agrees to execute and deliver any additional document or acknowledgement reflecting the foregoing provisions or containing similar restrictions as may be requested by the Company or its managing underwriters in connection with the initial public offering of Common Stock. The Company may place a legend on any stock certificates representing Option Shares and may impose stop-transfer instructions with respect to the Option Shares in order to enforce the foregoing restrictions.
     9. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificate legends intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan, and the Optionee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legends. Such legends may include the following:
transfer is restricted
The shares evidenced by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and as such may only be sold or otherwise transferred: (1) pursuant to registration or an exemption from registration under the Securities Act, including but not limited to Rule 144 thereunder, and the securities laws of any applicable state or other jurisdiction; or (2) if, in the opinion of counsel, in form and substance satisfactory to the issuer, such transfer is exempt from registration or is otherwise in compliance with applicable federal and state securities laws.
The securities evidenced by this certificate are subject to restrictions on transfer which also apply to the transferee as set forth in an Incentive Stock Option Award, dated _____________, 2010, a copy of which is available from the Company.
     10. Governing Laws. This Award and these Terms and Conditions shall be construed, administered and enforced according to the laws of the State of North Carolina; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.
     11. Successors. This Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.
     12. Notice. Except as otherwise specified herein, all notices and other communications required or permitted under this Award shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices

4

hereunder may be delivered by hand, facsimile transmission or overnight courier, in which event the notice shall be deemed effective when delivered or transmitted. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses: to the Company (attention of the Secretary), at 1043 E. Morehead Street, Suite 201, Charlotte, NC 28204, or at any other address as the Company, by notice to Optionee, may designate in writing from time to time; and to Optionee, at Optionee’s address as shown on the records of the Company, or at any other address as Optionee, by notice to the Company, may designate in writing from time to time.
     13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.
     14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option. Optionee acknowledges that the grant of this Option discharges the obligations of the Bank for the initial option grant contemplated by Schedule A of that certain Employment Agreement by and between the Bank and the Optionee, dated _______________, 2010.
     15. Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.
     16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.
     17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.
     18. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Affiliate.
     19. Option Subject to Shareholder Approval. The grant of this Option is subject to shareholder approval of the Plan within twelve (12) months following the adoption of the Plan by the Board of Directors and if such approval is not timely obtained, the grant of this Option shall become null and void and the Optionee shall have no recourse against the Company as a result of such occurrence.
     20. Qualified Status of Option.
     (a) In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be

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treated as a Nonqualified Stock Option.
     (b) In the event the Optionee’s employment is transferred to an Affiliate that is not a Parent or Subsidiary of the Company, the Option shall become a Nonqualified Stock Option no later than three (3) months following such transfer and shall remain a Nonqualified Stock Option for the remainder of the Option Period.
     20. Definitions. For purposes of this Award, the following terms shall have the meanings ascribed to them below:
     (a) For purposes of this Award, the term “Cause” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means:
     (i) any act by the Optionee of fraud against, material misappropriation from, or material dishonesty to either the Company or any Affiliate;
     (ii) conviction of the Optionee of a crime involving breach of trust or moral turpitude or any felony;
     (iii) conduct by the Optionee that amounts to willful misconduct, gross and willful insubordination, gross neglect or inattention to or material failure to perform the Optionee’s duties and responsibilities in the manner and to the extent required by his position(s) with the Company or any Affiliate, including prolonged absences; provided that the nature of such conduct shall be set forth with reasonable particularity in a written notice to the Optionee who shall have ten (10) days following delivery of such notice to cure such alleged conduct, provided that such conduct is, in the reasonable discretion of the Company, susceptible to a cure;
     (iv) exhibition by the Optionee of a standard of behavior within the scope of or related to his employment that is materially disruptive to the orderly conduct of the business operations of the Company or any Affiliate (including, without limitation, substance abuse, sexual harassment or sexual misconduct) in the reasonable opinion of the Company;
     (v) receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or any Affiliate intends to institute any form of formal or informal regulatory action against the Optionee; or
     (vi) the Optionee’s removal and/or permanent prohibition from participating in the conduct of the affairs of the Company or any Affiliate by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)).
     (b) For purposes of this Award, the term “Good Reason” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Good Reason” means:
     (i) a material reduction of the Optionee’s annual base salary from its then current rate without the Optionee’s consent, other than a reduction that also is applied to

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substantially all other executive officers of the Company or Affiliate if Optionee’s reduction is substantially proportionate to, or no greater than, the reduction applied to substantially all other executive officers; or
     (ii) a material diminution in the authority, responsibilities or duties of the Optionee hereunder without the Optionee’s consent;
provided, however, that for a Termination of Employment by the Optionee to be for Good Reason, the Optionee must notify the Company or, if applicable, Affiliate in writing of the event giving rise to Good Reason within thirty (30) days following the occurrence of the event (or, if later, thirty (30) days following the Optionee’s knowledge of occurrence of the event), the event must remain uncured after the expiration of sixty (60) days following the delivery of written notice of such event to the Company (or Affiliate) by the Optionee, and the Optionee must resign effective no later than sixty (60) days following the Company’s (or Affiliate’s) failure to cure the event and must give at least thirty (30) days advance written notice prior to the Optionee’s effective date of resignation.
     (c) Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.

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EXHIBIT 1
NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
PARK STERLING CORPORATION

Name

Address

Date

Park Sterling Corporation
1043 E. Morehead Street, Suite 201
Charlotte, NC 28204
Attn: Corporate Secretary
Re: Exercise of Incentive Stock Option
Gentlemen:
     Subject to acceptance hereof by Park Sterling Corporation (the “Company”) and pursuant to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the “Award”) dated as of _____________, 20____. The purchase shall take place as of __________, 20___ (the “Exercise Date”).
     On or before the Exercise Date, I will pay the applicable purchase price as follows:
☐	by delivery of cash or a certified (or bank cashier’s) check for $___________ for the full purchase price payable to the order of Park Sterling Corporation.

☐	by having a number of Option Shares withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price; I understand that as a result of this election, I will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any payment I make by check) over the portion of the purchase price attributable to the shares withheld, which amount shall be used to pay the purchase price, in exchange for a cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the purchase price;

☐	by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price. Note: This choice is available only if and when the Common Stock becomes traded by brokers; or

☐	by delivery of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock

Exhibit 1 — Page 1 of 3

represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.
     The required federal, state, and local income tax withholding obligations, if applicable, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.
     I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.
     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.
     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:
The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;
I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;
The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;
I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;
I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;
The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

Exhibit 1 — Page 2 of 3

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;
I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;
I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;
I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and
The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.
     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

PARK STERLING CORPORATION

By:	Date:

Title:

Number of Shares Exercised: _____________________	Number of Shares Remaining: _____________________

Exhibit 1 — Page 3 of 3

EXHIBIT 2
NOTICE OF WITHHOLDING ELECTION
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN

TO:	Park Sterling Corporation

FROM:

RE:	Withholding Election
This election relates to the Option identified in Paragraph 3 below. I hereby certify that:
(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).
☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.
(3)	The Option to which this election relates was issued under the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”) in the name of ________________ for the purchase of a total of _______________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:
☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock owned by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.
The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

Exhibit 2 — Page 1 of 2

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2 — Page 2 of 2

SCHEDULE 1
VESTING SCHEDULE
INCENTIVE STOCK OPTION AWARD
ISSUED PURSUANT TO THE
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
A.	“Vested Option Shares” means only that percentage of the number of Option Shares subject to the Option as to which the Option becomes exercisable if the Optionee continues, at all times, as an officer or employee of the Company or any Affiliate from the Grant Date to the applicable anniversary of the Grant Date below.

Percentage of Option Shares
Vesting Date	which are Vested Option Shares
Prior to the first anniversary of the Grant Date	0%
First anniversary of the Grant Date	33 1/3%
Second anniversary of the Grant Date	66 2/3%
Third anniversary of the Grant Date	100%
B.	The Optionee shall continue to have the opportunity to vest in Option Shares so long as the Optionee remains in the continuous service of the Company and its Affiliates without incurring a Termination of Employment. Notwithstanding the requirements of the Vesting Schedule, the continuous service condition will be deemed satisfied as to all of the Option Shares if the Optionee provides continuous services to the Company and/or any Affiliate following the Grant Date through the date of any of the earlier events listed below:
     (a) in the event of the Optionee’s involuntary Termination of Employment without Cause; or
     (b) in the event of the Optionee’s Termination of Employment due to a resignation for Good Reason.
The Option Shares which have satisfied (or are deemed to have satisfied) the conditions of the Vesting Schedule are herein referred to as the “Vested Option Shares.” Any portion of the Option Shares which have not become Vested Option Shares in accordance with this Vesting Schedule before or at the time of Optionee’s Termination of Employment shall be forfeited. There will be no proration of the Vesting Schedule for partial years of service.

Schedule 1 — Page 1 of 1

INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     THIS INCENTIVE STOCK OPTION AWARD is made as of the Grant Date by and between PARK STERLING CORPORATION (the “Company”), a bank holding company organized under the laws of the State of North Carolina; and ________________________ (the “Optionee”).
     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference and further subject to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the “Option”), as described below, to purchase the Option Shares.
A.	Grant Date: ________________.

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Park Sterling Corporation 2010 Long-Term Incentive Plan.

D.	Option Shares: All or any part of ___________ shares of the Company’s non-voting common stock, $____ par value per share (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $______ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); or (b) the earliest of (i) immediately upon the Optionee’s involuntary Termination of Employment for Cause, (ii) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Affiliate) for reasons other than for Cause or due to death or Disability, or (iii) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Affiliate) due to death or Disability. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option may be exercised only to the extent of Vested Option Shares (as defined in Schedule 1). Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”). Any portion of the Option which is not vested at the time of Optionee’s Termination of Employment shall be forfeited to the Company.

     IN WITNESS WHEREOF, the parties have signed this Award as of the Grant Date set forth above.

PARK STERLING CORPORATION:	OPTIONEE:

By:

Title:

2

TERMS AND CONDITIONS
TO THE
INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
     1. Exercise of Option. Subject to the provisions provided in the Award, these accompanying Terms and Conditions and the provisions of the Plan, the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by:
     (a) the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option, unless prior notice is waived by the Committee;
     (b) payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the “Purchase Price”), as provided in Section 3; and
     (c) satisfaction of the withholding tax obligations under Section 2, if applicable.
     (d) Notwithstanding any other provision of this Award, in the event that the capital of Park Sterling Bank (the “Bank”) falls below the minimum requirements determined by the primary federal regulator of the Bank (the “Regulator”), the Regulator may direct the Bank to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Bank will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Bank in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Bank’s direction within twenty-one (21) days of the Bank’s notification to the Optionee, the Committee may provide for the cancellation of the Option.
Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, withholding taxes, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased. Notwithstanding the foregoing, in the event the Optionee is given notice of Termination of Employment for Cause, the Optionee’s ability to exercise the Option shall be suspended from the giving of such notice until such time as the Optionee cures the circumstance(s) constituting Cause, if expressly permitted by the applicable employment or services agreement or otherwise, or, if there is no opportunity to cure or no cure is timely effected, from and after the giving of such notice through and including the effective date of the Optionee’s Termination of Employment.
     2. Withholding. To the extent the Option is deemed to be a Nonqualified Stock Option in accordance with Section 19 hereof, the Optionee must satisfy applicable federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (a) in cash; (b) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (a “Withholding Election”) to (i) tender shares of Common Stock owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation; or (ii) have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (c) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

     (i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and
     (ii) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.
     3. Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made:
     (a) in cash or certified or bank cashier’s check;
     (b) at the discretion of the Committee, by electing to have the number of shares of Common Stock to be issued upon exercise reduced by the number of shares of Common Stock having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or check equal to the Purchase Price; in such case, the Optionee will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any cash or check payment actually paid by the Optionee) over the portion of the Purchase Price attributable to the shares withheld, which amount shall be used to pay the Purchase Price, in exchange for cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the Purchase Price; or
     (c) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Vested Option Shares with respect to which the Option is exercised; or
     (d) in any combination of the foregoing.
     4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.
     5. Restriction on Transfer of Option.
     (a) General Restrictions. The Optionee (and any subsequent holder of the Option) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in the Option except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of the Option in violation of any provision of this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of the Option as the owner or pledgee of the Option for any purpose.

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     (b) Certain Permitted Transfers of Options. The restrictions contained in this Section will not apply with respect to transfers of the Option pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section will continue to be applicable to the Option after any such transfer; and provided further that the transferee(s) of the Option must agree in writing to be bound by the provisions of this Award.
     6. Changes in Capitalization.
     (a) The number of Option Shares and the Exercise Price shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that cause the per share value of the shares of Common Stock underlying the Option to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).
     (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, that in each case is not an “Equity Restructuring,” the Committee shall take such action to make such adjustments in the Option or the terms of this Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Option, with a corresponding adjustment in the Exercise Price, substituting a new option to replace the Option, accelerating the termination of the Option Period or terminating the Option in consideration of a cash payment to the Optionee in an amount equal to the excess of the then Fair Market Value of the Option Shares over the aggregate Exercise Price of the Vested Option Shares. Any determination made by the Committee pursuant to this Subsection (b) will be final and binding on the Optionee. Any action taken by the Committee need not treat all optionees equally.
     (c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.
     7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration

3

statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.
     8. Lock-up Agreement. The Optionee hereby agrees that Optionee will not, directly or indirectly, sell, offer, contract to sell, grant of options for the purchase of, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise dispose of any Option Shares during the thirty (30) days prior to and the one hundred eighty (180) days (or any shorter period permitted by the managing underwriter) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company; provided, all similarly situated shareholders become subject to the same restrictions. The Optionee hereby agrees to execute and deliver any additional document or acknowledgement reflecting the foregoing provisions or containing similar restrictions as may be requested by the Company or its managing underwriters in connection with the initial public offering of Common Stock. The Company may place a legend on any stock certificates representing Option Shares and may impose stop-transfer instructions with respect to the Option Shares in order to enforce the foregoing restrictions.
     9. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificate legends intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan, and the Optionee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legends. Such legends may include the following:
transfer is restricted
The shares evidenced by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and as such may only be sold or otherwise transferred: (1) pursuant to registration or an exemption from registration under the Securities Act, including but not limited to Rule 144 thereunder, and the securities laws of any applicable state or other jurisdiction; or (2) if, in the opinion of counsel, in form and substance satisfactory to the issuer, such transfer is exempt from registration or is otherwise in compliance with applicable federal and state securities laws.
The securities evidenced by this certificate are subject to restrictions on transfer which also apply to the transferee as set forth in an Incentive Stock Option Award, dated _____________, 2010, a copy of which is available from the Company.
     10. Governing Laws. This Award and these Terms and Conditions shall be construed, administered and enforced according to the laws of the State of North Carolina; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.
     11. Successors. This Award and these Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.
     12. Notice. Except as otherwise specified herein, all notices and other communications required or permitted under this Award shall be in writing and, if mailed by prepaid first-class mail or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices

4

hereunder may be delivered by hand, facsimile transmission or overnight courier, in which event the notice shall be deemed effective when delivered or transmitted. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses: to the Company (attention of the Secretary), at 1043 E. Morehead Street, Suite 201, Charlotte, NC 28204, or at any other address as the Company, by notice to Optionee, may designate in writing from time to time; and to Optionee, at Optionee’s address as shown on the records of the Company, or at any other address as Optionee, by notice to the Company, may designate in writing from time to time.
     13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.
     14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option. Optionee acknowledges that the grant of this Option discharges the obligations of the Bank for the initial option grant contemplated by Schedule A of that certain Employment Agreement by and between the Bank and the Optionee, dated _______________, 2010.
     15. Violation. Except as provided in Section 5, any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.
     16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.
     17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.
     18. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Affiliate.
     19. Option Subject to Shareholder Approval. The grant of this Option is subject to shareholder approval of the Plan within twelve (12) months following the adoption of the Plan by the Board of Directors and if such approval is not timely obtained, the grant of this Option shall become null and void and the Optionee shall have no recourse against the Company as a result of such occurrence.
20.	Qualified Status of Option.
     (a) In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be

5

treated as a Nonqualified Stock Option.
     (b) In the event the Optionee’s employment is transferred to an Affiliate that is not a Parent or Subsidiary of the Company, the Option shall become a Nonqualified Stock Option no later than three (3) months following such transfer and shall remain a Nonqualified Stock Option for the remainder of the Option Period.
     20. Definitions. For purposes of this Award, the following terms shall have the meanings ascribed to them below:
     (a) For purposes of this Award, the term “Cause” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means:
     (i) any act by the Optionee of fraud against, material misappropriation from, or material dishonesty to either the Company or any Affiliate;
     (ii) conviction of the Optionee of a crime involving breach of trust or moral turpitude or any felony;
     (iii) conduct by the Optionee that amounts to willful misconduct, gross and willful insubordination, gross neglect or inattention to or material failure to perform the Optionee’s duties and responsibilities in the manner and to the extent required by his position(s) with the Company or any Affiliate, including prolonged absences; provided that the nature of such conduct shall be set forth with reasonable particularity in a written notice to the Optionee who shall have ten (10) days following delivery of such notice to cure such alleged conduct, provided that such conduct is, in the reasonable discretion of the Company, susceptible to a cure;
     (iv) exhibition by the Optionee of a standard of behavior within the scope of or related to his employment that is materially disruptive to the orderly conduct of the business operations of the Company or any Affiliate (including, without limitation, substance abuse, sexual harassment or sexual misconduct) in the reasonable opinion of the Company;
     (v) receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or any Affiliate intends to institute any form of formal or informal regulatory action against the Optionee; or
     (vi) the Optionee’s removal and/or permanent prohibition from participating in the conduct of the affairs of the Company or any Affiliate by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)).
     (b) For purposes of this Award, the term “Good Reason” has the same meaning as provided in the employment agreement between the Optionee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Good Reason” means:
     (i) a material reduction of the Optionee’s annual base salary from its then current rate without the Optionee’s consent, other than a reduction that also is applied to

6

substantially all other executive officers of the Company or Affiliate if Optionee’s reduction is substantially proportionate to, or no greater than, the reduction applied to substantially all other executive officers; or
     (ii) a material diminution in the authority, responsibilities or duties of the Optionee hereunder without the Optionee’s consent;
provided, however, that for a Termination of Employment by the Optionee to be for Good Reason, the Optionee must notify the Company or, if applicable, Affiliate in writing of the event giving rise to Good Reason within thirty (30) days following the occurrence of the event (or, if later, thirty (30) days following the Optionee’s knowledge of occurrence of the event), the event must remain uncured after the expiration of sixty (60) days following the delivery of written notice of such event to the Company (or Affiliate) by the Optionee, and the Optionee must resign effective no later than sixty (60) days following the Company’s (or Affiliate’s) failure to cure the event and must give at least thirty (30) days advance written notice prior to the Optionee’s effective date of resignation.
     (c) Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.
#6070172 v1

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EXHIBIT 1
NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
PARK STERLING CORPORATION

Name
Address

Date
Park Sterling Corporation
1043 E. Morehead Street, Suite 201
Charlotte, NC 28204
Attn: Corporate Secretary

Re:	Exercise of Incentive Stock Option
Gentlemen:
     Subject to acceptance hereof by Park Sterling Corporation (the “Company”) and pursuant to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the “Award”) dated as of _____________, 20____. The purchase shall take place as of __________, 20___ (the “Exercise Date”).
     On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or a certified (or bank cashier’s) check for $___________ for the full purchase price payable to the order of Park Sterling Corporation.

[ ]	by having a number of Option Shares withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price; I understand that as a result of this election, I will be deemed to have elected to receive a taxable payment of cash equal to the excess of the Fair Market Value of the number of shares of Common Stock withheld to pay the Purchase Price (less any payment I make by check) over the portion of the purchase price attributable to the shares withheld, which amount shall be used to pay the purchase price, in exchange for a cancellation of the portion of the vested Option attributable to the number of shares of Common Stock the Company has withheld to satisfy the purchase price;

[ ]	by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price. Note: This choice is available only if and when the Common Stock becomes traded by brokers; or

[ ]	by delivery of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock

Exhibit 1 — Page 1 of 3

represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.
     The required federal, state, and local income tax withholding obligations, if applicable, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.
     I understand that I am not permitted to exercise the Option if I have been given notice that my employment will be terminated for Cause. I understand that if my ability to exercise is suspended in the manner provided for in the foregoing sentence, my ability to exercise may only be reinstated in the event that I cure the circumstances specified in such notice that was the basis for my termination for Cause and only if such ability to cure is expressly provided for in the applicable employment agreement or otherwise.
     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.
     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:
The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;
I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;
The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;
I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;
I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;
The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

Exhibit 1 — Page 2 of 3

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;
I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;
I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;
I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and
The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.
     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Award or the Plan, as applicable.

Very truly yours,

AGREED TO AND ACCEPTED:

PARK STERLING CORPORATION

By:	Date:

Title:

Number of Shares Exercised: _____________________	Number of Shares Remaining: _____________________

Exhibit 1 — Page 3 of 3

EXHIBIT 2
NOTICE OF WITHHOLDING ELECTION
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN

TO:	Park Sterling Corporation

FROM:

RE:	Withholding Election
This election relates to the Option identified in Paragraph 3 below. I hereby certify that:
(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).
☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.
(3)	The Option to which this election relates was issued under the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”) in the name of ________________ for the purchase of a total of _______________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:
☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock owned by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.
The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

Exhibit 2 — Page 2 of 2

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 1 — Page 1 of 1

SCHEDULE 1
VESTING SCHEDULE
INCENTIVE STOCK OPTION AWARD
ISSUED PURSUANT TO THE
PARK STERLING CORPORATION
2010 LONG-TERM INCENTIVE PLAN
A.	“Vested Option Shares” means only that percentage of the number of Option Shares subject to the Option as to which the Option becomes exercisable if the Optionee continues, at all times, as an officer or employee of the Company or any Affiliate from the Grant Date to the applicable anniversary of the Grant Date below.

Percentage of Option Shares
Vesting Date	which are Vested Option Shares
Prior to the first anniversary of the Grant Date	0%
First anniversary of the Grant Date	33 1/3%
Second anniversary of the Grant Date	66 2/3%
Third anniversary of the Grant Date	100%
B.	The Optionee shall continue to have the opportunity to vest in Option Shares so long as the Optionee remains in the continuous service of the Company and its Affiliates without incurring a Termination of Employment. Notwithstanding the requirements of the Vesting Schedule, the continuous service condition will be deemed satisfied as to all of the Option Shares if the Optionee provides continuous services to the Company and/or any Affiliate following the Grant Date through the date of any of the earlier events listed below:
     (a) in the event of the Optionee’s involuntary Termination of Employment without Cause; or
     (b) in the event of the Optionee’s Termination of Employment due to a resignation for Good Reason.
The Option Shares which have satisfied (or are deemed to have satisfied) the conditions of the Vesting Schedule are herein referred to as the “Vested Option Shares.” Any portion of the Option Shares which have not become Vested Option Shares in accordance with this Vesting Schedule before or at the time of Optionee’s Termination of Employment shall be forfeited. There will be no proration of the Vesting Schedule for partial years of service.

Schedule 1 — Page 1 of 1

PARK STERLING CORPORATION
RESTRICTED STOCK AWARD
     This RESTRICTED STOCK AWARD (the “Award”) is made and entered into as of __________, 20__, by and between Park Sterling Corporation (the “Company”), a bank holding company organized under the laws of the State of North Carolina, and ______________________ (the “Employee”).
     Upon and subject to the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Award and further subject to the provisions of the Park Sterling Corporation 2010 Long-Term Incentive Plan (the “Plan”), the Company hereby awards as of the Grant Date to the Employee the Restricted Shares in consideration of the Employee’s services rendered and to be rendered to the Company (including any Affiliate) (the “Restricted Stock Award”).
A.	Grant Date: ________________, 20____.

B.	Restricted Shares: __________ shares of the Company’s voting common stock (“Common Stock”), $_____ par value per share.

C.	Plan under which granted: Park Sterling Corporation 2010 Long-Term Incentive Plan

D.	Vesting: The Award is subject to two vesting schedules. Fifty percent (50%) of the Restricted Shares shall vest in accordance with the Table 1 Vesting Schedule, as set forth below, and the other fifty percent (50%) of the Restricted Shares shall vest in accordance with the Table 2 Vesting Schedule, also set forth below.
     1. Table 1 Vesting Schedule. The Restricted Shares subject to the Table 1 Vesting Schedule shall become vested, as and to the extent indicated below, only if the Employee remains in the continuous service of the Company and its Affiliates (the “Continuous Service Condition”) through the applicable Service-Based Vesting Date indicated in the Vesting Schedule below:

Percentage of Restricted Shares
Service-Based Vesting Date	which are Vested Shares
Prior to the first anniversary of the Grant Date	0%
First anniversary of the Grant Date	33 1/3%
Second anniversary of the Grant Date	66 2/3%
Third anniversary of the Grant Date	100%
The percentage of Restricted Shares that become vested shall not increase in the intervals between Service-Based Vesting Dates. Except as provided in Subparagraph D.3. below, the Restricted Shares subject to the Table 1 Vesting Schedule that are not vested on or before the Employee’s Termination of Employment shall be forfeited.
     2. Table 2 Vesting Schedule. The Restricted Shares subject to the Table 2 Vesting Schedule shall become vested, as and to the extent indicated below, only if the Employee satisfies the Continuous Service Condition through the applicable Performance-Based Vesting Date indicated in the Vesting Schedule below:

Percentage of Restricted Shares
Performance-Based-Vesting Date	which are Vested Shares
Prior to the attainment of any Performance Goal	0%
Attainment of 125% Performance Goal	33 1/3%
Attainment of 140% Performance Goal	66 2/3%
Attainment of 160% Performance Goal	100%
Each of the Performance Goals identified above shall be considered attained when the Common Stock first attains, for a minimum of thirty (30) consecutive trading days, respectively, 125%, 140% and 160% of the price at which the Common Stock was sold to the public pursuant to the firm commitment underwriting undertaken in 2010. The percentage of Restricted Shares that become vested shall not increase in the intervals between Performance-Based Vesting Dates. Except as provided in Subparagraph D.3. below, the Restricted Shares subject to the Table 2 Vesting Schedule that are not vested on or before the earlier of (i) the Employee’s Termination of Employment or (ii) August 18, 2020 shall be forfeited.
     3. Vesting Rules applicable to Table 1 and Table 2 Vesting Schedules. The Employee shall continue to have the opportunity to vest in Restricted Shares so long as the Employee remains in the continuous service of the Company and its Affiliates without incurring a Termination of Employment or, if earlier, until August 18, 2020.
Notwithstanding the requirements of the Table 1 and Table 2 Vesting Schedules, the Continuous Service Condition and Performance Goals will be deemed satisfied as to all of the Restricted Shares if the Employee provides continuous services to the Company and/or any Affiliate following the Grant Date through the date of any of the earlier events listed below:
     (a) in the event of the Employee’s involuntary Termination of Employment without Cause; or
     (b) in the event of the Employee’s Termination of Employment due to a resignation for Good Reason.
The Restricted Shares which have satisfied (or are deemed to have satisfied) the conditions of the applicable Vesting Schedule(s) are herein referred to as the “Vested Shares.” Any portion of the Restricted Shares which have not become Vested Shares in accordance with this Paragraph D. before or at the time of Employee’s Termination of Employment shall be forfeited. There will be no proration of either the Table 1 or Table 2 Vesting Schedule for partial years of service.
     IN WITNESS WHEREOF, the Company and Employee have signed this Award as of the Grant Date set forth above.

Park Sterling Corporation

By:

Employee

Title:

2

ADDITIONAL TERMS AND CONDITIONS OF
PARK STERLING CORPORATION
RESTRICTED STOCK AWARD
     1. Condition to Delivery of Restricted Shares.
     (a) Employee must deliver to the Company, within two (2) business days after the earlier of (i) the date (the “Vesting Date”) on which any Restricted Shares become Vested Shares, or (ii) the date the Employee makes an election pursuant to Section 83(b) of the Internal Revenue Code as to all or any portion of the Restricted Shares, either cash or a certified check payable to the Company in the amount of all tax withholding obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Restricted Shares, or the making of an election pursuant to Section 83(b) of the Internal Revenue Code, as applicable, except as provided in Section 1(b).
     (b) If the Employee does not make an election pursuant to Section 83(b) of the Internal Revenue Code, in lieu of paying the withholding tax obligations in cash or by certified check as required by Section 1(a), Employee may elect (the “Withholding Election”) to have the actual number of shares of Common Stock that become Vested Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock, is sufficient to satisfy the amount of the tax withholding obligations imposed on the Company by reason of the vesting of the Restricted Shares on the applicable Vesting Date. Employee may make a Withholding Election only if all of the following conditions are met:
     (i) the Withholding Election must be made on or prior to the Vesting Date by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit A attached hereto; and
     (ii) any Withholding Election made will be irrevocable; however, the Executive Committee of the Board of Directors of the Company (the “Committee”) may, in its sole discretion, disapprove and give no effect to any Withholding Election.
     (c) Unless and until the Employee provides for the payment of the tax withholding obligations in accordance with the provisions of this Section 1, the Company shall have no obligation to deliver any of the Vested Shares and may take any other actions necessary to satisfy such obligations, including withholding of appropriate sums from other amounts payable to the Employee. If the shares of Common Stock are being traded by brokers and the Employee is not a “director” or “executive officer”, within the meaning of Section 13(k) of the Securities Exchange Act of 1934 (Section 402 of the Sarbanes-Oxley Act of 2002), at the time tax withholding obligations become due, at the request of the Employee, the Committee may make, or authorize the making of, such arrangements with the Employee and a broker, dealer or other “creditor” (as defined by Regulation T issued by the Board of Governors of the Federal Reserve System) acting on behalf of the Employee for the receipt from such broker, dealer or other “creditor” of cash by the Company in an amount necessary to satisfy the Employee’s tax withholding obligations in exchange for delivery of a number of Vested Shares directly to the broker, dealer or other “creditor” having a value equal to the cash delivered.
     2. Issuance of Restricted Shares.
     (a) The Company shall issue the Restricted Shares as of the Grant Date in either manner described below, as determined by the Committee in its sole discretion:

3

     (i) by the issuance of share certificate(s) evidencing Restricted Shares to the Secretary of the Company or such other agent of the Company as may be designated by the Committee or the Secretary (the “Share Custodian”); or
     (ii) by documenting the issuance in uncertificated or book entry form on the Company’s stock records.
Evidence of the Restricted Shares either in the form of share certificate(s) or book entry, as the case may be, shall be held by the Company or Share Custodian, as applicable, until the Restricted Shares become Vested Shares in accordance with the Vesting Schedule.
     (b) If the shares of Common Stock are registered under the Securities Act of 1933, as amended (the “Securities Act”) and the Employee is determined by the Committee to be an “affiliate” of the Company, as such term is defined in Rule 144 (“Rule 144”) under the Securities Act, the Restricted Shares (and the Vested Shares resulting therefrom) shall be evidenced only by physical share certificates.
     (c) When the Restricted Shares become Vested Shares, the Company or the Share Custodian, as the case may be, shall deliver the Vested Shares to the Employee or, at the Company’s election, to a broker designated by the Company (the “Designated Broker”) by either physical delivery of the share certificate(s) or book entry transfer, as applicable, for the benefit of an account established in the name of the Employee, in either case, after, to the extent applicable, payment by the Employee of the tax withholding obligations pursuant to Section 1(a) and/or reduced by any Vested Shares withheld and returned to the Company pursuant to Section 1(b) above or delivered to a broker, dealer or other “creditor” as contemplated by Section 1(c) above (such reduced number of Vested Shares are referred to in this Section 2(c) as the “Net Vested Shares”). If the number of Vested Shares includes a fraction of a share, neither the Company nor the Share Custodian shall be required to deliver the fractional share to the Employee, and the Company shall pay the Employee the amount determined by the Company to be the estimated Fair Market Value therefor. At any time after receipt by the Designated Broker, the Employee may require that the Designated Broker deliver the Net Vested Shares to the Employee pursuant to such arrangements or agreements as may exist between the Designated Broker and the Employee.
     (d) In the event that the Employee forfeits any of the Restricted Shares, the Company shall cancel the issuance on its stock records and, if applicable, the Share Custodian shall promptly deliver the share certificate(s) representing the forfeited shares to the Company.
     (e) Employee hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of Employee with full power and authority to execute any stock transfer power or other instrument necessary to transfer any Restricted Shares to the Company in accordance with this Award, in the name, place, and stead of the Employee. The term of such appointment shall commence on the Grant Date of this Award and shall continue until the last of the Restricted Shares are delivered to the Employee as Vested Shares or are returned to the Company as forfeited Restricted Shares or as Vested Shares withheld and returned to the Company pursuant to Section 1(b), as provided by the applicable terms of this Award.
     (f) Unless and until the Restricted Shares become Vested Shares, the Employee shall be entitled to all rights applicable to holders of shares of Common Stock including, without

4

limitation, the right to vote such shares and to receive dividends or other distributions thereon as provided by Section 4, except as otherwise expressly provided in this Award.
     (g) In the event the number of shares of Common Stock is increased or reduced as a result of a subdivision or combination of shares of Common Stock or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock or other transaction such as a merger, reorganization or other change in the capital structure of the Company, the Employee agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing shall be delivered to the Share Custodian or recorded in book entry form, as applicable, and shall be subject to all of the provisions of this Award as if initially granted hereunder.
     3. Acknowledgement by Employee of Tax Election Opportunity. Employee acknowledges that the award of the Restricted Shares constitutes a transfer of property for federal income tax purposes under Section 83 of the Internal Revenue Code and that the Employee shall have the sole responsibility for determining whether to elect early income tax treatment by making an election permitted under Subsection (b) of Section 83 of the Internal Revenue Code and the sole responsibility for effecting any such election in an appropriate and on a timely basis.
     4. Dividends. The Employee shall be entitled to dividends or other distributions paid or made on Restricted Shares but only as and when the Restricted Shares to which the dividends or other distributions are attributable become Vested Shares. Dividends paid on Restricted Shares will be held by the Company and transferred to the Employee, without interest, on such date as the Restricted Shares become Vested Shares. Dividends or other distributions paid on Restricted Shares that are forfeited shall be retained by the Company.
     5. Restrictions on Transfer of Restricted Shares.
     (a) General Restrictions. Except as provided by this Award, the Employee shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Restricted Shares. Any such disposition not made in accordance with this Award shall be deemed null and void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and this Award, and any Restricted Shares so transferred will continue to be bound by the Plan and this Award. The Employee (and any subsequent holder of Restricted Shares) may not sell, pledge or otherwise directly or indirectly transfer (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any Restricted Shares except pursuant to the provisions of this Award. Any sale, pledge or other transfer (or any attempt to effect the same) of any Restricted Shares in violation of any provision of the Plan or this Award shall be void, and the Company shall not record such transfer, assignment, pledge or other disposition on its books or treat any purported transferee or pledgee of such Restricted Shares as the owner or pledgee of such Restricted Shares for any purpose.
     (b) Certain Permitted Transfers. The restrictions contained in this Section 5 will not apply with respect to transfers of the Restricted Shares pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section 5 will continue to be applicable to the Restricted Shares after any such transfer; and provided further that the transferee(s) of such Restricted Shares must agree in writing to be bound by the provisions of the Plan and this Award, including the provisions of Section 7.

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     6. Additional Restrictions on Transfer.
     (a) Certificates evidencing the Restricted Shares shall have noted conspicuously on the certificate a legend required under applicable securities laws and reflecting the transfer restrictions set forth herein in addition to any other legend(s) as the Company deems appropriate and the Employee shall not make any transfer of the Restricted Shares without first complying with the restrictions on transfer described in such legends. Such legends may include the following:
transfer is restricted
The shares evidenced by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws and as such may only be sold or otherwise transferred: (1) pursuant to registration or an exemption from registration under the Securities Act, including but not limited to Rule 144 thereunder, and the securities laws of any applicable state or other jurisdiction; or (2) if, in the opinion of counsel, in form and substance satisfactory to the issuer, such transfer is exempt from registration or is otherwise in compliance with applicable federal and state securities laws.
The securities evidenced by this certificate are subject to restrictions on transfer and forfeiture provisions which also apply to the transferee as set forth in a restricted stock Award, dated _____________, 2010, a copy of which is available from the Company.
     (b) Opinion of Counsel. No holder of Restricted Shares may sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any Restricted Shares, except (i) pursuant to an effective registration statement under the Securities Act or (ii) in a transaction that fully complies with Rule 144, without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.
     7. Lock-up Agreement. The Employee hereby agrees that he will not, directly or indirectly, sell, offer, contract to sell, grant of options for the purchase of, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise dispose of any Vested Shares during the thirty (30) days prior to and the one hundred eighty (180) days (or any shorter period permitted by the managing underwriter) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company. The Employee hereby agrees to execute and deliver any additional document or acknowledgement reflecting the foregoing provisions or containing similar restrictions as may be requested by the Company or its managing underwriters in connection with the initial public offering of Common Stock. The Company may place a legend on any stock certificates representing Vested Shares and may impose stop-transfer instructions with respect to the Vested Shares in order to enforce the foregoing restrictions.
     8. Change in Capitalization.
     (a) The number and kind of Restricted Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a

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subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company. No fractional shares shall be issued in making such adjustment. All adjustments made by the Committee under this Section shall be final, binding, and conclusive.
     (b) In the event of a merger, consolidation, extraordinary dividend (including a spin-off), reorganization, recapitalization, sale of substantially all of the Company’s assets, other change in the capital structure of the Company, tender offer for shares of Common Stock or a Change in Control, an appropriate adjustment may be made with respect to the Restricted Shares such that other securities, cash or other property may be substituted for the Common Stock held by the Share Custodian or recorded in book entry form pursuant to this Award.
     (c) The existence of the Plan and the Restricted Stock Award shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.
     9. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of North Carolina; provided, however, no Restricted Shares shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which the Employee resides, and/or any other applicable securities laws.
     10. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.
     11. Notice. All notices, requests, waivers and other communications required or permitted hereunder shall be in writing and shall be either personally delivered, sent by facsimile or by reputable overnight courier service or mailed by first class mail, return receipt requested, to the recipient at the address below indicated:

If to the Company:	Park Sterling Corporation
Attn: Secretary
1043 E. Morehead Street, Suite 201
Charlotte, NC 28204

If to the Recipient:

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. All such notices, requests, waivers and other communications shall be deemed to have been effectively given: (a) when personally delivered to the party to be notified; (b) when sent by confirmed facsimile to the party to be notified; (c) five (5) business days after deposit in the United States Mail postage prepaid by certified or registered mail with return receipt requested at any time other than during a general discontinuance of postal service due to strike, lockout, or otherwise (in which case such notice, request, waiver or other communication shall be effectively given upon receipt) and addressed to the party to be notified as set forth above; or (d) two (2) business days after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth

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above with next-business-day delivery guaranteed. A party may change its or his notice address given above by giving the other party ten (10) days’ written notice of the new address in the manner set forth above.
     12. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.
     13. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties with respect to the subject matter. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Employee acknowledges that the grant of this Award discharges the obligations of the Bank for the initial restricted stock award contemplated by Schedule A of that certain Employment Agreement by and between the Bank and the Employee, dated ______________, 2010.
     14. Headings and Capitalized Terms. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. Capitalized terms used, but not defined, in this Award shall be given the meaning ascribed to them in Section 18 or the Plan, as applicable.
     15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.
     16. No Right to Continued Employment. Neither the establishment of the Plan nor the grant of the Restricted Stock Award made pursuant to this Award shall be construed as giving Employee the right to any continued service relationship with the Company or any Affiliate.
     17. Award Subject to Shareholder Approval. The grant of this Award is subject to shareholder approval of the Plan within twelve (12) months following the adoption of the Plan by the Board of Directors and if such approval is not timely obtained, the grant of this Award shall become null and void and the Employee shall have no recourse against the Company as a result of such occurrence.
     18. Special Definitions.
     (a) For purposes of this Award, the term “Cause” has the same meaning as provided in the employment agreement between the Employee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means:
     (i) any act by the Employee of fraud against, material misappropriation from, or material dishonesty to either the Company or any Affiliate;
     (ii) conviction of the Employee of a crime involving breach of trust or moral turpitude or any felony;

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     (iii) conduct by the Employee that amounts to willful misconduct, gross and willful insubordination, gross neglect or inattention to or material failure to perform the Employee’s duties and responsibilities in the manner and to the extent required by his position(s) with the Company or any Affiliate, including prolonged absences; provided that the nature of such conduct shall be set forth with reasonable particularity in a written notice to the Employee who shall have ten (10) days following delivery of such notice to cure such alleged conduct, provided that such conduct is, in the reasonable discretion of the Company, susceptible to a cure;
     (iv) exhibition by the Employee of a standard of behavior within the scope of or related to his employment that is materially disruptive to the orderly conduct of the business operations of the Company or any Affiliate (including, without limitation, substance abuse, sexual harassment or sexual misconduct) in the reasonable opinion of the Company;
     (v) receipt of any form of notice, written or otherwise, that any regulatory agency having jurisdiction over the Company or any Affiliate intends to institute any form of formal or informal regulatory action against the Employee; or
     (vi) the Employee’s removal and/or permanent prohibition from participating in the conduct of the affairs of the Company or any Affiliate by an order issued under Section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) and (g)(1)).
     (b) For purposes of this Award, the term “Good Reason” has the same meaning as provided in the employment agreement between the Employee and the Company and/or, if applicable, any Affiliate on the date of Termination of Employment, or if no such definition or employment agreement exists, “Good Reason” means:
     (i) a material reduction of the Employee’s annual base salary from its then current rate without the Employee’s consent, other than a reduction that also is applied to substantially all other executive officers of the Company or Affiliate if Employee’s reduction is substantially proportionate to, or no greater than, the reduction applied to substantially all other executive officers; or
     (ii) a material diminution in the authority, responsibilities or duties of the Employee hereunder without the Employee’s consent;
provided, however, that for a Termination of Employment by the Employee to be for Good Reason, the Employee must notify the Company or, if applicable, Affiliate in writing of the event giving rise to Good Reason within thirty (30) days following the occurrence of the event (or, if later, thirty (30) days following the Employee’s knowledge of occurrence of the event), the event must remain uncured after the expiration of sixty (60) days following the delivery of written notice of such event to the Company (or Affiliate) by the Employee, and the Employee must resign effective no later than sixty (60) days following the Company’s (or Affiliate’s) failure to cure the event and must give at least thirty (30) days advance written notice prior to the Employee’s effective date of resignation.
     (c) Other capitalized terms that are not defined herein have the meaning set forth in the Plan or the Award, except where the context does not reasonably permit.
#6069823 v1

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EXHIBIT A
NOTICE OF WITHHOLDING ELECTION
PARK STERLING CORPORATION
RESTRICTED STOCK AWARD

TO:	Park Sterling Corporation

FROM:		SSN:

RE:	Withholding Election
     This election relates to the Restricted Stock Award identified in Paragraph 3 below. I hereby certify that:
     (1) My correct name and social security number and my current address are set forth at the end of this document.
     (2) I am (check one, whichever is applicable).
☐	the original recipient of the Restricted Stock Award.

☐	the legal representative of the estate of the original recipient of the Restricted Stock Award.

☐	a legatee of the original recipient of the Restricted Stock Award.

☐	the legal guardian of the original recipient of the Restricted Stock Award.
     (3) The Restricted Stock Award pursuant to which this election relates was issued under the Park Sterling Corporation 2010 Long-Term Incentive Plan in the name of _________________ for a total of ______________ shares of Common Stock. This election relates to ______ shares of Common Stock to be delivered upon the vesting of a portion of the Restricted Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable provisions of the Restricted Stock Award and the Plan.
     (4) I hereby elect to have certain of the Vested Shares withheld and returned to the Company, rather than delivered to me, for the purpose of having the value of such shares applied to pay minimum required federal, state and local, if any, tax withholding obligations arising from the vesting event.
     The fair market value of the Vested Shares to be withheld and returned to the Company shall be equal to the minimum statutory tax withholding requirements under federal, state and local law in connection with the vesting event, reduced by the amount of any cash or certified check payment tendered by me to the Company in partial payment of such tax withholding obligations.
     (5) I understand that this Withholding Election is made prior to the Vesting Date and is otherwise timely made pursuant to Section 1 of the Restricted Stock Award and Section 5.1 of the Plan.

Exhibit A — Page 1 of 2

     (6) I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Vested Shares a whole number of shares of Common Stock having the value specified in Paragraph 4 above.
     (7) The Plan has been made available to me by the Company. I have read and understand the Plan and the provisions of the Restricted Stock Award and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan or Section 18 of the Restricted Stock Award, as applicable.

Dated:

Signature:

Name (Printed)

Street Address

City, State, Zip Code

Social Security Number
#6069823 v1

Exhibit A — Page 2 of 2